UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

Swarmer, Inc

(Exact name of registrant as specified in its charter)

Delaware	001-43192	93-1378503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4515 Seton Center Pkwy #330, Austin, TX 78759

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 305-3513

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SWMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 2, 2026, Swarmer, Inc (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders of the Company considered and voted on two proposals, each of which was described in detail in the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission on October 6, 2026 (the “Proxy Statement”). As of the close of business on September 11, 2026, the record date for the Special Meeting (the “Record Date”), 16,610,264 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) were issued and outstanding and entitled to vote at the Special Meeting. Holders of 10,683,845 shares of Common Stock voted, constituting 64.32% of the voting power of all shares entitled to vote at the Special Meeting, which represented a quorum for the Special Meeting.

At the Special Meeting, the stockholders voted on proposals to: (1) approve the issuance of (i) up to 5,487,067 shares of the Company’s Common Stock, consisting of 1,064,942 shares of Common Stock issued at the closing of the Company’s acquisition (the “Acquisition”) of LIMITED LIABILITY COMPANY “JK LAND VEHICLES”, a limited liability company existing under the laws of Ukraine (“Ratel Robotics”), and (ii) up to 4,422,125 shares issuable upon Ratel Robotics’ achievement of certain earnout targets, in connection with the Acquisition pursuant to the Participatory Interests Purchase Agreement, dated as of September 9, 2026, by and among the Company, Ratel Robotics and the sellers named therein (the “Share Issuance Proposal”) and (2) approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, each proposal as further detailed in the Proxy Statement.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Special Meeting.

Proposal 1:	To approve the issuance of up to 5,487,067 shares of Common Stock in connection with the Acquisition.

For	Against	Abstain	Broker Non-Votes
10,598,979	54,884	29,982	—

Proposal 2:	To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal.

For	Against	Abstain	Broker Non-Votes
10,557,724	97,705	28,416	—

Each of the proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Special Meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Swarmer, Inc

Date: November 3, 2026	By:	/s/ Alexander Fink
	Name:	Alexander Fink
	Title:	Chief Executive Officer (U.S.) and President